SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: August 23, 2001
                                        ---------------
                       (Date of earliest event reported)

                        CHRYSLER FINANCIAL COMPANY LLC
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            (Exact name of registrant as specified in its charter)


     State of Michigan                  333-60454               38-2997412
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(State or other jurisdiction of     (Commission) File No.)      (IRS Employer
       incorporation)                                       Identification No.)

                27777 Franklin Rd., Southfield, Michigan 48034
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 512-3990

This filing relates to Registration Statement No.:  333-60454.




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Item 5.  Other Events.
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         The Form of T-1 Statement of Eligibility under the Trust Indenture
Act of 1939 of Citibank, N.A. is attached hereto as Exhibit 25.3.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statements of businesses acquired;

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:

                    25.3 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Citibank, N.A.

                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                By:  Chrysler Financial Company, L.L.C



Date:  August 23, 2001          By:  /s/ B.C. Babbish
                                   --------------------------------------------
                                   B.C. Babbish
                                   Assistant Secretary


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                                 EXHIBIT INDEX
                                 --------------


    Exhibit No.     Description of Exhibit
    -----------     ----------------------

  Exhibit 25.3 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Citibank, N.A.